                                                                   EXHIBIT 10.16


                             MANAGEMENT AGREEMENT


     This Management Agreement (the "Agreement") is made and entered into as of December 22, 1995, by and among FOX KIDS WORLDWIDE, L.L.C., a Delaware limited liability company (the "Management Company"), Saban Entertainment, Inc., a Delaware corporation ("SEI"), and FCNH Sub, Inc., a Delaware corporation ("FCNH Sub").


                                R E C I T A L S
                                - - - - - - - -

          A. The stockholders of SEI and the parent corporation of FCNH Sub, in order to maximize the long-term strategic values of their respective corporations, have determined that it would be in their respective best interests to achieve this objective by entering into a strategic alliance for the purpose of sharing with each other their respective strengths, to the mutual benefit of all of them, and, in connection therewith, SEI, FCN Holding, Inc., a Delaware corporation ("FCNH") and Fox Broadcasting Company, Inc., a Delaware corporation ("FBC"), have formed the Management Company.

     B. SEI desires to appoint and retain the Management Company to provide advice, assistance and services to SEI in the manner and on the terms hereinafter set forth.

     C. FCNH Sub desires to appoint and retain the Management Company to provide advice, assistance and services to FCNH Sub in the manner and on the terms hereinafter set forth.

     D. The Management Company desires to perform such services in the manner and on the terms and conditions hereinafter set forth.


                               A G R E E M E N T
                               - - - - - - - - -

     NOW, THEREFORE, in consideration of the foregoing facts and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

     1.   Irrevocable Engagement of Management Company.
          --------------------------------------------

          (a)  By SEI. SEI irrevocably appoints, employs and retains the
               ------
Management Company to manage, control and supervise, in all respects and particulars, SEI, and, acting through the Board of Directors, officers and employees of SEI, the current and future Subsidiaries of SEI, and the business, activities, operations, assets, obligations and liabilities of SEI and such Subsidiaries.
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The rights, powers and duties of the Management Company hereunder shall, to the maximum extent permitted by law, and subject to any contractual obligations of SEI, include any and all rights, powers and obligations with respect to SEI which, under Delaware law, are granted to the shareholders, board of directors and/or executive officers of SEI; and SEI hereby assigns and delegates to the Management Company all of such rights, powers and obligations. The Management Company accepts such appointment, and agrees to faithfully perform and render the services and assume the obligations assigned and delegated to it as hereinabove and elsewhere herein provided.

          (b)  By FCNH Sub. FCNH Sub irrevocably appoints, employs and retains
               -----------
the Management Company to manage, control and supervise, in all respects and particulars, FCNH Sub and, acting through the Board of Directors, officers and employees of FCNH Sub, the current and future Subsidiaries of FCNH Sub, and the business, activities, operations, assets, obligations and liabilities of FCNH Sub and such Subsidiaries. The rights, powers and duties of the Management Company shall, to the maximum extent permitted by law, and subject to any contractual obligations of FCNH Sub or its Subsidiaries, include any and all rights, powers and obligations with respect to FCNH Sub or its Subsidiaries which, under Delaware law, are granted to the shareholders, board of directors and/or executive officers of FCNH Sub and its Subsidiaries; and FCNH Sub and its Subsidiaries hereby assigns and delegates to the Management Company all of such rights, powers and obligations. The Management Company accepts such appointment, and agrees to faithfully perform and render the services and assume the obligations assigned and delegated to it as hereinabove and elsewhere herein provided.

          (c)  SEI and FCNH; Third Party Beneficiary. SEI and FCNH, the parent
               -------------------------------------
of FCNH Sub, are Class B Members of the Management Company, and each has a significant and substantial interest in assuring the continued validity and operation of this Agreement. Accordingly, no provision of this Agreement may be amended or modified in any degree or particular, without the prior written approval of both SEI and FCNH.

          (d)  Strategic Stockholders Agreement. In furtherance of the
               --------------------------------
assignment and delegation of management rights, powers and obligations pursuant to this Agreement, the stockholders of SEI, FCNH, FCNH Sub and FBC (which is the sole stockholder of FCNH) have entered into a Strategic Stockholders Agreement of even date herewith, providing, inter alia, for such stockholders to take any
                                  ----- ----
and all actions necessary as stockholders of SEI and FCNH Sub to cause this Agreement to be fully performed.

     2.   Services to be Performed.  The Management Company shall from time to
          ------------------------
time perform, and undertake to perform, such of the rights, powers and obligations of SEI and FCNH Sub as are from time

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to time determined to be necessary, appropriate or proper pursuant to the provisions of the Operating Agreement of the Management Company dated as of the date hereof, as the same may from time to time be amended (the "Operating Agreement"). Notwithstanding anything to the contrary contained in this Section 2 or in any other provision of this Agreement, the Management Company shall have no right or authority to exercise any of the rights of SEI, FCNH or FBC under the Operating Agreement in their capacity as Members of the Management Company.

     3.   Compensation.  For the services to be rendered by the Management
          ------------
Company. SEI and FCNH Sub shall pay to the Management Company compensation at the annual rate from time to time agreed to by SEI and FCNH Sub, on the one hand, and the Management Company, on the other hand.

     4.   Term.  This Agreement shall remain in effect until the date of
          ----
termination of the Management Company pursuant to the Operating Agreement.

     5.   Services of Management Company Not Exclusive.  The services of the
          --------------------------------------------
Management Company to SEI and FCNH Sub are not to be deemed exclusive, and the Management Company shall, subject to the terms and provisions of the Operating Agreement, be free to engage in any other business or to render similar services to others so long as its services hereunder are not impaired thereby. The Management Company assumes no responsibility under this Agreement other than to render the services and undertake the obligations and duties called for hereunder in good faith.

     6.   Miscellaneous Provisions.
          ------------------------

          (a)  Notices.  All notices, demands or other communications hereunder
               -------
shall be in writing and shall be deemed to have been duly given (i) if delivered in person, upon delivery thereof, or (ii) if mailed, certified first class mail, postage pre-paid, with return receipt requested, on the fifth day after the mailing, or (iii) if sent by telex or facsimile transmission, with a copy mailed on the same day in the manner provided in (ii) above, when transmitted and receipt is confirmed by telephone or telex or facsimile response, or (iv) if otherwise actually delivered, when delivered:

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                             i)   if to FCNH Sub:

                                  FCNH Sub, Inc.
                                  10201 West Pico Boulevard
                                  SVP Legal Affairs
                                  Fox Television Group
                                  Los Angeles, CA 90035
                                  Attention:  Jay Itzkowitz, Esq.
                                  Fax: (310) 369-2572

                                  With a copy to:

                                  Squadron, Ellenoff, Plesent & Sheinfeld, LLP
                                  551 Fifth Avenue
                                  New York, New York  10176
                                  Attention:  Harry Horowitz, Esq.
                                  Fax: (212) 697-6686

                             ii)  If to SEI:

                                  Saban Entertainment, Inc.
                                  10960 Wilshire Boulevard
                                  Los Angeles, CA 90024
                                  Attention: Haim Saban, Chief Executive Officer
                                  Fax:  (310) 235-5108

                                  With a copy to:

                                  Matthew G. Krane, Esq.
                                  2051 Hercules Drive
                                  Los Angeles, CA 90046
                                  Fax:  (213) 851-1178

                                  and with a copy to:

                                  Troop Meisinger Steuber & Pasich, LLP
                                  10940 Wilshire Boulevard, Suite 800
                                  Los Angeles, California 90024
                                  Attention:  Richard E. Troop, Esq.
                                  Fax: (310) 443-8503

                             iii) if to the Management Company, to the
registered agent in the State of Delaware and with a copy to:

                                  Troop Meisinger Steuber & Pasich, LLP
                                  10940 Wilshire Boulevard, Suite 800
                                  Los Angeles, California 90024
                                  Attention:  Richard E. Troop, Esq.
                                  Fax: (310) 443-8503

                                  With a copy to:

                                  Squadron, Ellenoff, Plesent & Sheinfeld, LLP
                                  551 Fifth Avenue
                                  New York, New York  10176
                                  Attention:  Harry Horowitz, Esq.
                                  Fax: (212) 697-6686

          (b)  Governing Law. THE TERMS OF THIS AGREEMENT SHALL BE GOVERNED BY
               -------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE WITHIN, AND TO BE PERFORMED WITHIN, SUCH STATE, EXCLUDING CHOICE OF LAW PRINCIPLES OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

          (c)  No Adverse Construction. The rule that a contract is to be
               -----------------------
construed against the party drafting the contract is hereby waived, and shall have no applicability in construing this Agreement or the terms of this Agreement.

          (d)  Costs and Attorneys' Fees. In the event that any action, suit, or
               -------------------------
other proceeding is instituted concerning or arising out of this Agreement, the prevailing party shall recover all of such party's costs, and attorneys' fees incurred in each and every such action, suit, or other proceeding, including any and all appeals or petitions therefrom. As used herein, "attorneys' fees" shall mean the full and actual costs of any legal services actually rendered in connection with the matters involved, calculated on the basis of the usual fee charged by the attorneys performing such services, and shall not be limited to "reasonable attorneys' fees" as defined by any statute or rule of court.

          (e)  Amendments and Waivers. Neither this Agreement nor any term
               ----------------------
hereof may be changed, waived, discharged or terminated orally or in writing, except that any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of all parties hereto; provided, however, that no such amendment or waiver shall extend to or affect any obligation not expressly waived or impair any right consequent therein. No delay or omission to exercise any right, power or remedy accruing to any party hereto shall impair any such right, power or remedy of such party nor be construed to be a waiver of any such right, power or remedy nor constitute any course of dealing or performance hereunder.

          (f)  Definitions.  As used in this Agreement, "Person" includes an
               -----------
individual, partnership, trust, corporation, joint venture, limited liability company, association, government bureau or agency or other entity of whatsoever kind or nature; and "Subsidiary" of a Person means (i) any corporation of which equity

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securities possessing a majority of the ordinary voting power in electing the
Board of Directors are, at the time as of which such determination is being made, owned by such Person either directly or through one or more Subsidiaries, and (ii) any Person (other than a corporation) in which such Person, or any Subsidiary or Subsidiaries, directly or indirectly, has more than a 50% ownership interest.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   FOX KIDS WORLDWIDE, L.L.C.


                                   By:  /s/ Haim Saban
                                        ------------------------------

                                        Its: _________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                   SABAN ENTERTAINMENT, INC.



                                   By:  /s/ Haim Saban
                                        ------------------------------
                                        Haim Saban
                                        Its: Chief Executive Officer

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                   FCNH Sub, Inc.


                                   By:  /s/ Jay Itzkowitz
                                        ------------------------------

                                        Its: Senior Vice President


                                   FCN Holding, Inc.



                                   By:  /s/ Jay Itzkowitz
                                        ------------------------------

                                        Its:  Senior Vice President

     CONSENT OF STOCKHOLDERS OF SEI AND FCNH SUB.
     --------------------------------------------

     The undersigned, constituting all of the stockholders of SEI, do hereby consent to the execution and delivery of the foregoing Management Agreement, and confirm that such Agreement is, pursuant to the provisions of Subchapter XIV of the Delaware General Corporation Law, a valid and fully enforceable agreement.


DATED:  _______________       /s/ Haim Saban
                              -----------------------------------
                              Haim Saban


                              QUARTZ ENTERPRISES, L.P.


                              By:  /s/ Stan Golden
                                   ------------------------------

                                   ______________________________


                              MERLOT INVESTMENTS


                              By:  /s/ Bill Josey
                                   ------------------------------

                                   ______________________________


                              SILVERLIGHT ENTERPRISES, L.P.


                              By:  /s/ Mel Woods
                                   ------------------------------

                                   ______________________________

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

                              CELIA ENTERPRISES, L.P.



                              By:  /s/ Matthew Krane
                                   ------------------------------

                                   ______________________________

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